Exhibit 10.13

EXECUTION VERSION
FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE
(Sale of Membership Interests in the Owners of Hotel Portfolios Consisting of One Hundred Ninety-Seven (197) Hotel Properties)
This FIRST AMENDMENT TO AGREEMENT OF PURCHASE AND SALE (this “Amendment”), is made and effective as of October 9, 2020 (the “Effective Date”), between CBM SELLER, INNKEEPERS SELLER, K-PARTNERS SELLER, MIAMI SELLER, NEP SELLER, and THL SELLER (each, a “Selling Entity” and collectively, “Seller”), and SILVERPLATE CAPITAL PARTNERS LLC, a Delaware limited liability company (“Buyer”, Buyer and Seller are sometimes referred to in this Amendment, each, individually, as a “Party” and, collectively, as the “Parties”).
RECITALS:
A.Seller and Buyer entered into that certain Agreement of Purchase and Sale, dated as of September 22, 2020 (the “Original PSA”), pursuant to which, among other things, Seller agreed to sell to Buyer, and Buyer agreed to purchase from Seller, the Membership Interests listed on Schedule 1 attached thereto (the “Property”), as more particularly described in the Original PSA.
B.The Parties now wish to amend the Original PSA as more particularly set forth herein.
C.The Original PSA, as modified by this Amendment, shall be referred to herein collectively as the “Purchase Agreement”.
NOW, THEREFORE, in consideration of the foregoing recitals (which are incorporated into the operative provisions of this Amendment by this reference), the mutual promises, obligations and agreements contained herein, and other good and valuable consideration, the receipt, adequacy, and sufficiency of which are hereby acknowledged, the Parties hereto, intending to be legally bound, do hereby agree as follows:
1.Amendments.
(a)The last sentence of Section 3.1(c) of the Original PSA is hereby deleted and replaced in its entirety with the following: “If any Loan Documents shall require a pay down of any portion of the Existing Loans prior to the Closing or the funding of a reserve other than from cash flow from the Individual Hotels, no Party shall be obligated to contribute such funds except that Seller or its Affiliate shall be obligated to contribute no less than the sum of One Million Seven Hundred Thousand and No/100 Dollars ($1,700,000.00) from funds in the Excluded Accounts and Amount with respect to the CBM Hotel Portfolio as described on Schedule 3.1(c) attached hereto whether or not the Pending Loan Modification for the CBM Loan is consummated prior to the Closing, and if any such amount is not contributed by Seller prior to the Closing, Seller shall have the right, in its sole discretion, to (x) give to Buyer a credit against the Purchase Price in the amount not so contributed or (y) fund the amount not so contributed to a non-restricted account that satisfies one of the following as selected by Buyer: (1) an account in the name of Buyer, (2) an Acquired Account designated by Buyer or (3) a new account set up by Seller in the name of a Target Entity or Target Subsidiary as designated by Buyer. Notwithstanding the immediately preceding sentence and anything herein to the contrary, on October 7, 2020, Seller or its Affiliate made a payment equal to no less than the sum of

Thirteen Million Nine Hundred Thousand and No/100 Dollars ($13,900,000.00) with respect to the Innkeepers Hotel Portfolio (the “INK Current Payment”), as follows: (i) an amount equal to Nine Million Five Hundred Thousand ($9,500,000.00) was funded using cash from sources other than the Acquired Accounts (including from funds in the Excluded Accounts and Amount), and (ii) an amount equal to Four Million Four Hundred Thousand and No/100 Dollars ($4,400,000.00) was funded using funds in the Acquired Accounts, in each case, subject to the terms hereof. With respect to the INK Current Payment, (x) the portion funded using funds in the Acquired Accounts pursuant to clause (ii) above shall in no event constitute Leakage and (y) Seller shall receive a credit at the Closing in the amount of One Million One Hundred Fifty Thousand and No/100 Dollars ($1,150,000.00). Seller and its Affiliates shall use the INK Current Payment solely for the payment of deferred interest, operating shortfalls, interest shortfalls, working capital replenishment, and loan fees and expenses for the Innkeepers Hotel Portfolio (the “Permitted Uses”). In addition, Seller or its Affiliate shall have the right, but not the obligation, to contribute up to an additional Nine Million Three Hundred Thousand and No/100 Dollars ($9,300,000.00), at any time and from time to time prior to the Closing Date, to be funded using cash from sources other than the Acquired Accounts (including from funds in the Excluded Accounts and Amount) (each, an “INK Future Contribution”), subject to the terms hereof. With respect to INK Future Contributions, (x) Seller shall receive an additional credit at the Closing equal to fifty percent (50%) of the aggregate amount of INK Future Contributions, (y) Seller and its Affiliates shall use the INK Future Contributions solely for the Permitted Uses, and (z) the amount on deposit in the Acquired Accounts for the Innkeepers Hotel Portfolio shall be at least equal to Four Million Five Hundred Thousand and No/100 Dollars ($4,500,000.00) (the “Minimum INK Working Capital Amount”) at the Closing. If Seller or its Affiliate expend any portion of the INK Current Payment or any INK Future Contribution in any manner other than for the Permitted Uses, then the portion of the INK Current Payment or such INK Future Contribution so expended shall be deemed “Leakage” for all purposes hereof. In addition, if the amount on deposit in the Acquired Accounts for the Innkeepers Hotel Portfolio at the Closing shall be less than the Minimum INK Working Capital Amount, then the amount of such shortfall shall be deemed “Leakage” for all purposes hereof. For the avoidance of doubt, notwithstanding anything to the contrary set forth on Schedule 3.1(c) attached hereto, it shall not constitute a material difference that is subject to Buyer’s approval under this Section 3.1(c) if any Pending Loan Modification for the Innkeepers Loan does not include a requirement of Seller or its Affiliate to contribute Seven Million Two Hundred Thousand and No/100 Dollars ($7,200,000.00) with respect to the Innkeepers Hotel Portfolio.”
(b)The last sentence of the definition of “Leakage” in the Original PSA is hereby deleted and replaced in its entirety with the following: “For the avoidance of doubt, the term “Leakage” shall exclude any payments using cash or other amounts (i) in the Excluded Accounts and Amount, (ii) in the Acquired Accounts and made to third parties (or reimbursed to any Affiliate of Seller who made any such payment to a third party on behalf of the Target Entity or Target Subsidiary making such reimbursement, but only so long as such payment by such Affiliate is or was made in the ordinary course of business consistent with past practice) in the ordinary course of business relating to the Individual Hotels or the operation thereof (including, but not limited to, payments for franchise fees or taxes, occupancy taxes, attorneys’ fees, and audit fees) so long as the same are not prohibited by the terms of any Loan Documents, (iii) in the Acquired Accounts for (x) amounts (including attorneys’ fees) relating to, or payable in connection with, any modification of any Existing Loan (including any Pending Loan Modification) (but excluding any payments in connection with any Pending Loan Modification that are required to be made using cash from other sources or from funds in the Excluded Accounts and Amount pursuant to the terms of this Agreement), and (y) amounts described in clause (ii) of the definition of “INK Current Payment” relating to the Innkeepers Hotel Portfolio, and (iv) to the extent permitted under the applicable Loan Documents, in the Acquired Accounts for quarterly payments of reimbursable amounts to its joint venture partner in the Innkeepers Hotel Portfolio or an Affiliate thereof (“Asset Manager”) relating to the Innkeepers Hotel Portfolio, the K-Partners Hotel Portfolio and/or the NEP Hotel Portfolio during the period between the Effective Date and the Closing Date in the ordinary course of business consistent with past practice in an amount not to exceed Six Hundred Thousand and No/100 Dollars ($600,000.00) per quarter (prorated for any partial quarters).
2.Miscellaneous.
(a)Capitalized terms used and not otherwise defined in this Amendment shall have the respective meanings given to such terms in the Original PSA. Section references in this Amendment shall refer to such sections in the Original PSA unless specifically noted as referring to another agreement.
(b)This Amendment may be executed in any number of counterparts with the same effect as if all signing parties had signed the same document. All counterparts when executed and delivered shall be construed together and constitute the same instrument. Counterparts may be delivered electronically. The exchange of copies of this Amendment, any amendments hereto, any signature pages required hereunder or any other documents required or contemplated hereunder by facsimile or Portable Document Format (“PDF”) transmission shall constitute effective execution and delivery of same as to the Parties thereto and may be used in lieu of the original documents for all purposes. Signatures transmitted by facsimile or PDF shall be deemed to be original signatures for all purposes.
(c)THIS AMENDMENT WILL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, EXCEPT AS TO REAL PROPERTY MATTERS DIRECTLY RELATED TO A SINGLE INDIVIDUAL HOTEL, WHICH MATTERS SHALL BE GOVERNED BY THE LAWS OF THE STATE IN WHICH THE RESPECTIVE REAL PROPERTY OF SUCH HOTEL IS LOCATED, EXCLUDING ANY CONFLICT-OF-LAWS RULE OR PRINCIPLE THAT MIGHT REFER THE GOVERNANCE OR THE CONSTRUCTION OF THIS AMENDMENT TO THE LAW OF ANOTHER JURISDICTION.
(d)Each Party hereby represents that its undersigned representatives are duly authorized to execute this Amendment.
(e)No person who is not a signatory to this Amendment shall be permitted to rely upon or otherwise enforce any provision contained in this Amendment on the grounds that such person is a third party beneficiary of this Amendment.

(f)Except as expressly amended by this Amendment, the Original PSA remains unmodified and in full force and effect.
(g)References herein and in the Original PSA and any instrument or document delivered pursuant to the Original PSA to “the Agreement” or “this Agreement” shall mean the Original PSA, as modified by this Amendment, which shall constitute the entire agreement among the Parties pertaining to the subject matter hereof and shall supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the Parties. Except as modified by this Amendment, the Original PSA is hereby ratified and confirmed in all respects. Nothing herein shall be held to alter, vary or otherwise affect the terms, conditions and provisions of the Original PSA, other than as contemplated herein.
(h)All Section, clause or paragraph references shall, unless the context expressly requires otherwise, be to sections, clauses or paragraphs of this Amendment. The terms “hereto,” “herein,” “hereof,” “hereunder” and words of similar import refer to this Amendment generally, unless otherwise specifically provided. The term “including” shall mean “including, without limitation,” except where the context otherwise requires.
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37836301.10
IN WITNESS WHEREOF, Buyer and Seller have caused this Amendment to be executed and delivered by their duly authorized representatives as of the Effective Date written above.

SELLER:
CBM SELLER:

CMP I OWNER-T, LLC,
a Delaware limited liability company

By: CMP I Holdings-T, LLC,
                         a Delaware limited liability company,
                         its sole member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

CMP I CAM2-T, LLC,
a Delaware limited liability company

By: CMP I Holdings-T, LLC,
                         a Delaware limited liability company,
                         its sole member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

[Signatures continue on following page]

[Signature Page to First Amendment to Agreement of Purchase and Sale]

INNKEEPERS SELLER:

GRAND PRIX MEZZ BORROWER FIXED LLC,
a Delaware limited liability company

                        By: INK Acquisition LLC,
                         a Delaware limited liability company,
                         its sole member

                        By: Platform Member-T, LLC,
a Delaware limited liability company,
                         its member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

INK ACQUISITION LLC,
a Delaware limited liability company

By: Platform Member-T, LLC,
a Delaware limited liability company,
                         its member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

INK ACQUISITION III LLC,
a Delaware limited liability company

By: Platform Member Holdings-T CAM2, LLC,
a Delaware limited liability company,
                         its member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

[Signatures continue on following page]

K-PARTNERS SELLER:

CASTLEBLACK OWNER HOLDINGS, LLC,
a Delaware limited liability company

By: Castleblack Holdings-T, LLC,
a Delaware limited liability company,
                         its managing member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

CASTLEBLACK OPERATOR HOLDINGS, LLC,
a Delaware limited liability company

By: Castleblack-T CAM2, LLC,
a Delaware limited liability company,
                         its managing member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

[Signatures continue on following page]

[Signature Page to Agreement of Purchase and Sale]

MIAMI SELLER:

MC OWNER MB1-T, LLC,
a Delaware limited liability company

By: MC Holdings-T, LLC,
a Delaware limited liability company,
                         its sole member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

MC OPS MB1-T, LLC,
a Delaware limited liability company

By: MC CAM2-T, LLC,
a Delaware limited liability company,
                         its sole member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

[Signatures continue on following page]

NEP SELLER:

NEP OWNER MB2-T, LLC,
a Delaware limited liability company

By: NEP Owner-T, LLC,
a Delaware limited liability company,
                         its sole member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

NEP OPS MB2-T, LLC,
a Delaware limited liability company

By: NEP CAM2-T, LLC,
a Delaware limited liability company,
                         its sole member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

[Signatures continue on following page]

THL SELLER:

CNI THL PROPCO HOLDINGS, LLC,
a Delaware limited liability company

By: CFI RE Holdco, LLC,
a Delaware limited liability company,
                         its sole member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

CNI THL OPCO HOLDINGS, LLC,
a Delaware limited liability company

By: CC RE Holdco Corporation LLC,
a Delaware limited liability company,
                         its sole member

By: __/s/ Donna Hansen___________________
Name: Donna Hansen
Title: Vice President

[Signatures continue on following page]

BUYER:
SILVERPLATE CAPITAL PARTNERS LLC,
a Delaware limited liability company

By:    _/s/ Paul R. Womble_____________________
Name: Paul R. Womble
Title: Authorized Signatory

[End of signatures]
[Signature Page to First Amendment to Agreement of Purchase and Sale]